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                                                                   Exhibit 10.4A
                                                                   -------------

                                AMENDMENT NO. 2

                                      TO

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     This Amendment No. 2 (this "Amendment") to the Common Stock and Warrant Purchase Agreement dated as of June 1, 1999, as amended (the "Agreement"), by and among Switchboard Incorporated, a Delaware corporation (the "Company"), Banyan Systems Incorporated, a Massachusetts corporation ("Banyan"), and CBS Corporation, a Pennsylvania corporation (the "Purchaser" and collectively with the Company and Banyan, the "Parties"), is effective as of the 1st day of July, 1999. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

     WHEREAS, the Closing occurred on June 30, 1999;

     WHEREAS, the number of securities of the Company issued to the Purchaser at the Closing was based upon certain assumptions as to the capital structure of the Company;

     WHEREAS, the Parties desire to amend the Agreement to memorialize their understanding as to the capital structure of the Company upon which the Closing was based and to provide for appropriate adjustments if such capital structure proves to be different in certain specified ways;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

     1. A new Section 2A is hereby added to the Agreement and inserted therein so as to immediately succeed Section 2 of the Agreement. The text of Section 2A of the Agreement is as follows:

          2A.  Certain Adjustments. Pursuant to this Agreement, the Purchaser is
               -------------------
     purchasing 35% of the Common Stock and a warrant for an additional 5% of the Common Stock, each such percentage as calculated on a fully diluted basis as of June 30, 1999. In calculating the number of Shares being issued to the Purchaser pursuant to this Agreement and the number of shares of Common Stock subject to the Warrant being issued to the Purchaser pursuant to this Agreement, the Company's fully diluted capitalization as of June 30, 1999 has been determined based on the disclosures described in Sections 2A(a)(i), (b)(i), (c)(i), (d)(i) and (e)(i) of this Agreement, subject to adjustment as set forth in Sections 2A(a)(ii), (b)(ii), (c)(ii),
     (d)(ii) and (e)(ii) of this Agreement. As of the date hereof, the Company has not issued any shares under the AOL Warrant, has not issued any Contingent AtHand Warrants and has not issued any Contingent Continuum Warrant.
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     (a)  AOL Warrant.
          -----------

          (i) The Company has disclosed to the Purchaser that the Company believes the Series B Convertible Preferred Stock Warrant originally issued to America Online, Inc. (the "AOL Warrant") has expired pursuant to its terms.

          (ii) If the Company issues any shares under the AOL Warrant, the Company will issue to CBS within 10 business days of such issuance, for no additional consideration, (A) such additional number of shares of Common Stock as would have been issued to CBS at the Closing, had the AOL Warrant been included in the calculation of fully diluted capitalization as of June 30, 1999 and (b) a warrant to purchase such additional number of shares of Common Stock as would have been included in the Warrant had the AOL Warrant been included in the calculation of fully diluted capitalization as of June 30, 1999.

     (b)  At Hand Warrants
          ----------------

          (i) The Company has disclosed to CBS the existence of the Stock Warrant Agreement, dated March 31, 1999, pursuant to which the Company may in certain circumstances become obligated to issue warrants for up to 50,000 shares of Common Stock (the "Contingent AtHand Warrants").

          (ii) If the Company issues any Contingent AtHand Warrants, the Company will issue to CBS within 10 business days of such issuance, for no additional consideration, (A) such additional number of shares of Common Stock as would have been issued to CBS at the Closing, had the Contingent AtHand Warrants been included in the calculation of fully diluted capitalization as of June 30, 1999 and (b) a warrant to purchase such additional number of shares of Common Stock as would have been included in the Warrant had the Contingent AtHand Warrants been included in the calculation of fully diluted capitalization as of June 30, 1999.

     (c)  Contingent Continuum Warrant
          ----------------------------

          (i) The Company has disclosed to the Purchaser the existence of the Technology Development and Marketing Agreement, dated November 7, 1997, pursuant to which the Company may, at the Company's sole option and election, become obligated to issue warrants for up to 1,000,000 shares of Common Stock (the "Contingent Continuum Warrant").

          (ii) If the Company issues any Contingent Continuum Warrant, the Company will issue to CBS within 10 business days of such issuance, for no additional consideration, (A) such additional number of shares of Common Stock as would have been issued to CBS at the Closing, had the Contingent Continuum Warrant been included in the calculation of fully diluted capitalization as of June 30, 1999 and (b) a warrant to purchase such additional number of shares of Common Stock as would have
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been included in the Warrant had the Contingent Continuum Warrant been included in the calculation of fully diluted capitalization as of June 30, 1999.

     (d)  Convertible Series C Note
          -------------------------

          (i) The Company has disclosed to the Purchaser that the aggregate outstanding balance (principal and interest) as of June 30, 1999 under that certain Convertible Secured Note issued by the Company to Banyan on August 29, 1997 (the "Convertible Series C Note") was $10,623,664 and was convertible into a total of 2,655,916 shares of Series C Convertible Preferred Stock.

          (ii) If the Company issues any additional shares under the Convertible Series C Note with respect to amounts in excess of $10,623,664 that were outstanding as of June 30, 1999 (the "Additional Series C Shares"), the Company will issue to CBS, for no additional consideration, (A) such additional number of shares of Common Stock as would have been issued to CBS at the Closing, had the Additional Series C Shares been included in the calculation of fully diluted capitalization as of June 30, 1999 and (b) a warrant to purchase such additional number of shares of Common Stock as would have been included in the Warrant had the Additional Series C Shares been included in the calculation of fully diluted capitalization as of June 30, 1999.

     (e)  Convertible Series D Note
          -------------------------

          (i) The Company has disclosed to the Purchaser that the aggregate outstanding balance (principal and interest) as of June 30, 1999 under that certain Convertible Secured Note issued by the Company to Banyan on May 3, 1999 (the "Convertible Series D Note") was $655,089 and was convertible into a total of 87,345 shares of Series D Convertible Preferred Stock.

          (ii) If the Company issues any additional shares under the Convertible Series D Note with respect to amounts in excess of $655,089 that were outstanding as of June 30, 1999 (the "Additional Series D Shares"), the Company will issue to CBS, for no additional consideration, (A) such additional number of shares of Common Stock as would have been issued to CBS at the Closing, had the Additional Series D Shares been included in the calculation of fully diluted capitalization as of June 30, 1999 and (b) a warrant to purchase such additional number of shares of Common Stock as would have been included in the Warrant had the Additional Series D Shares been included in the calculation of fully diluted capitalization as of June 30, 1999.

     2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

     3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. If there are any conflicts between the terms of the Agreement and this Amendment, then this Amendment shall control.

                                   * * * * *

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     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

                              SWITCHBOARD INCORPORATED


                              By: /s/ John P. Jewett
                                  ----------------------------
                                  Name: John P. Jewett
                                  Title: Vice President and
                                         Chief Financial Officer


                              BANYAN SYSTEMS INCORPORATED


                              By: /s/ Richard M. Spaulding
                                  ----------------------------
                                  Name: Richard M. Spaulding
                                  Title: Vice President and
                                         Chief Financial Officer





                              CBS CORPORATION


                              By: /s/ Fredric G. Reynolds
                                  ---------------------------
                                  Name: Fredric G. Reynolds
                                  Title: Executive Vice President and
                                         Chief Financial Officer






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